Exhibit 10.23

Metals Acquisition Limited

Non-Employee Directors Deferred Share Unit Plan

Non-Employee Directors Deferred Unit Plan

TABLE OF CONTENTS

1	PURPOSE OF THE PLAN	2

2	DEFINITIONS	2

3	ADMINISTRATION OF THE PLAN	4

4	GRANTS OF DUS	4

5	ACCOUNTS	5

6	REDEMPTION AND PAYMENT OF DSUS	5

7	ADJUSTMENT ON ALTERATION OF SHARE CAPITAL	6

8	REGULATORY APPROVAL	7

9	MISCELLANEOUS	7

10	EFFECTIVE DATE, AMENDMENT AND TERMINATION	7

Non-Employee Directors Deferred Unit Plan

1	PURPOSE OF THE PLAN

1.1	The purpose of the Plan is to promote the alignment of interests between the Designated Participants of the Corporation and the shareholders of the Corporation and to provide an equity component to the Non-Employee Director’s total compensation package designed to attract and retain qualified directors.

2	DEFINITIONS

2.1	For the purposes of the Plan, the following terms have the respective meanings set forth below:;

(a)	““Board” means the board of directors of the Corporation;

(b)	Committee” means the Compensation Committee of the Board constituted by the Board or such other Committee constituted by the Board from time to time to oversee the remuneration framework of the Company and if none is so constituted, the full Board

(c)	“Corporation” means Metals Acquisition Limited, a public limited company incorporated under the laws of Jersey, Channel Islands;

(d)	“Deferred Unit Account” has the meaning ascribed thereto in Subsection 5.1;

(e)	“Deferred Share Units” or “DSUs” means a bookkeeping entry, denominated in Shares, credited to the Deferred Share Unit Account of a Designated Participant in accordance with the provisions hereof;

(f)	“Designated Participant” means a Non-Employee Director;

(g)	“Designated Participant’s Acknowledgement” means a designated participant’s acknowledgement in the form of Schedule A - Designated Participant’s Acknowledgement attached hereto or in such form as approved by the Board;

(h)	“Estate” means the executor or administrator or other legal representative of the Designated Participant’s estate or such other person that has acquired rights to DSUs directly from the Designated Participant by bequest or inheritance, will or by the laws governing the devolution of property in the event that the Designated Participant was a Non-Employee Director at the time of his or her death;

(i)	“Exchange” means any principal exchange upon which the Shares are listed;

(j)	“Grant Date” has the meaning ascribed thereto in Subsection 4.1;

(k)	“Market Value” of a Deferred Share Unit or a Share means on any given date, the closing price per share of the Shares, on the Exchange on the Trading Day immediately preceding the relevant date and if there was no closing price on the Exchange on such date, then the last closing price prior thereto, provided that if the Shares are suspended from trading or have not traded on the Exchange for an extended period of time, then the market value will be the fair market value of a Share as determined by the Board in its sole discretion;

Non-Employee Directors Deferred Unit Plan

(l)	“Non-Employee Director” means a member of the Board of Directors of the Corporation who is not also an employee of the Corporation;

(m)	“Permitted Transferee” of a Designated Participant means:

i.	a trustee, custodian, or administrator acting on behalf of, or for the benefit of, the Designated Participant, or

ii.	a corporation, company, partnership, trust, or fund, whether incorporated or not, that is controlled by the Designated Participant, or, of which the Designated Participant is the sole beneficiary or a beneficiary together with a spouse; or

iii.	a retirement account or retirement fund established by and for the benefit of the Designated Participant;

iv.	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative of the Designated Participant;

(n)	“Plan” or “Deferred Share Unit Plan” means this Non-Employee Directors Deferred Share Unit Plan of the Corporation, as may be amended and/or restated from time to time;

(o)	“Redemption Date” has the meaning ascribed thereto in Subsection 6.2;

(p)	“Regulators” has the meaning ascribed thereto in Subsection 8.1;

(q)	“Share” means, subject to Section 7 hereof, an ordinary share of the Corporation as constituted on the date hereof and includes any rights attached thereto which trade therewith;

(r)	“Termination Date” means the earliest date on which both of the following conditions are satisfied:

i.	the date on which a Designated Participant ceases to be a member of the Board for any reason whatsoever including resignation, disability, death, retirement, or loss of office as a director; and

ii.	the date on which a Designated Participant is neither an employee nor a member of the board of directors of the Corporation.

(s)	“Trading Day” means any day on which the Exchange is open for trading of Shares provided that if the Shares are no longer listed on any stock exchange, means any day which is a business day in Jersey, Channel Islands;

(t)	“Triggering Date” has the meaning ascribed thereto in Subsection 6.1;

2.2	RESERVED.

Non-Employee Directors Deferred Unit Plan

2.3	As used in this Plan,

(a)	unless the context otherwise requires, words importing the masculine gender shall include the feminine and neuter genders and words importing the singular shall include the plural and vice versa;

(b)	unless the context otherwise requires, the expressions “herein”, “hereto”, “hereof”,” hereunder” or other similar terms refer to the Plan as a whole, together with the schedules, and references to a Section, Subsection or Schedule by number or letter or both refer to the Section, Subsection or Schedule, respectively, bearing that designation in the Plan; and

(c)	the term “include” (or words of similar import) is not limiting whether or not non-limiting language (such as “without limitation” or words of similar import) is used with reference thereto.

3	ADMINISTRATION OF THE PLAN

3.1	The Plan shall be administered by the Committee.

3.2	The Committee will make periodic recommendations to the Board as to the grant of DSUs. DSUs shall be granted by the Board in its sole discretion.

3.3	In addition to the powers granted to the Board under the Plan and subject to the terms of the Plan, the Board shall have full and complete authority to grant DSUs, interpret the Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

3.4	The Board may authorize one or more officers of the Corporation to execute and deliver and to receive documents on behalf of the Corporation.

4	GRANTS OF DUS

4.1	Subject to the provisions of the Plan, the Board from time to time, will determine the date on which such DSUs are to be granted (the “Grant Date”). The Board shall also determine, in its sole discretion, in connection with each grant of DSUs:

(a)	the number of DSUs to be granted; and

(b)	such other terms and conditions (which need not be identical and which, without limitation, may include non-competition provisions) of all DSUs covered by any grant.

4.2	No certificates shall be issued with respect to DSUs. However, upon the grant of a DSU, the Designated Participant shall execute a Designated Participant’s Acknowledgement which shall set out the name of the Designated Participant, the number of DSUs, the Grant Date, and such other terms and conditions as the Board may deem appropriate. Unless otherwise provided in a Designated Participant’s Acknowledgement, DSUs shall be fully vested when granted.

4.3	Notwithstanding any other provision of the Plan, subject to the provisions of Section 7 relating to capitalization adjustments, the maximum number of Class A Shares that may be issued under the Plan will not exceed 1,552,991 Shares, plus the number of Class A Shares that are automatically added on January 1st of each year for a period of up to five years, commencing on the first January 1st following the year in which the Plan is adopted and ending on (and including) January 1, 2027, in an amount equal one percent (1%) of the total number of issued and outstanding Class A Shares on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of Class A Shares than would otherwise occur pursuant to the preceding sentence.

Non-Employee Directors Deferred Unit Plan

5	ACCOUNTS

5.1	An account, to be known as a “Deferred Share Unit Account”, shall be maintained by the Corporation for each Designated Participant and shall be credited with such notional grants of Deferred Share Units as are granted to or otherwise credited to a Designated Participant from time to time. The Designated Participant’s Deferred Share Unit Account shall indicate the number of Deferred Share Units which have been credited to such account from time to time in accordance with the terms herein.

5.2	Whenever cash dividends are paid on the Shares, additional DSUs will be credited to the Designated Participant’s Deferred Share Unit Account in accordance with this Subsection 5.2. The number of such additional DSUs will be calculated by dividing the total cash dividends that would have been paid to such Designated Participant if the DSUs recorded in the Designated Participant’s Deferred Share Unit Account as at the record date for the dividend had been Shares by the Market Value on the Trading Day immediately after the record date, rounded down to the next whole number of DSU. No fractional DSU will thereby be created.

5.3	Deferred Share Units that are redeemed in accordance with the Plan shall be cancelled and shall cease to be recorded in the Designated Participant’s Deferred Share Unit Account as of the date on which such Deferred Share Units are redeemed, and the Designated Participant will have no further right, title or interest in such Deferred Share Units.

5.4	A DSU is a personal and right to the Designated Participant and is non-assignable and non-transferable other than to a Permitted Transferee or by will or by the laws governing the devolution of property in the event of death of the Designated Participant. Provided the Designated Participant was a Non-Employee Director at the time of his or her death, the Estate can continue participation in the Plan as representative of the Designated Participant. However, the death of a Designated Participant results in a Termination Date for purposes of the Plan and the Estate will receive payment after death pursuant to the rights of the Designated Participant in the Plan as set forth herein.

6	REDEMPTION AND PAYMENT OF DUS

6.1	Deferred Share Units will be redeemable and the value thereof payable upon the Termination Date (the “Triggering Date”).

6.2	On the Triggering Date of Deferred Units (the “Redemption Date”), the Designated Participant (or, subject to Subsection 6.4, his Estate) who is the holder of such Deferred Share Units will be deemed to have automatically caused the Corporation to redeem all such redeemable Deferred Share Units held in his Deferred Share Unit Account as at the Redemption Date.

Non-Employee Directors Deferred Unit Plan

6.3	Fifteen (15) Trading Days after the Redemption Date and the deemed redemption of such Deferred Share Units pursuant to Section 6.2, but no later than December 31 of the calendar year in which the Redemption Date of a Deferred Share Unit occurred, the Designated Participant (or his Estate) shall have the right to receive, and shall receive, with respect to all such Deferred Share Units held in his Deferred Share Unit Account as at the Redemption Date the Market Value of such Deferred Share Units as of the Redemption Date. Settlement may be made in Shares, cash or any combination of the foregoing. Unless otherwise provided in the Designated Participant’s Acknowledgement, settlement shall be made in Shares.

6.4	If the Triggering Date of Deferred Share Units held by a Designated Participant is caused by such Designated Participant’s death, the Designated Participant’s Estate will be deemed to have automatically caused the Corporation to redeem all such redeemable DSUs of such Designated Participant.

6.5	For greater certainty, notwithstanding any other provision herein (other than Subsections 8.1 and 8.2) payment of the Market Value of DSUs shall occur no later than December 31 of the calendar year the Triggering Date occurred.

7	ADJUSTMENT ON ALTERATION OF SHARE CAPITAL

7.1	In the event of a subdivision, consolidation or reclassification of outstanding Shares or other capital adjustment, or the payment of a stock dividend thereon, the number of Shares equal to a DSU shall be increased or reduced proportionately and such other adjustments shall be made as may be deemed necessary or equitable by the Board in its sole discretion and such adjustment shall be binding for all purposes.

7.2	Unless the Board otherwise determines in good faith, if the Corporation amalgamates, consolidates or combines with or merges with or into another body corporate, whether by way of amalgamation, arrangement or otherwise (the right to do so being hereby expressly reserved) or a successful take-over bid is made for all or substantially all of the Shares, then for the purposes of determining the cash payment to be made to a Designated Participant on the redemption of a DSU under Section 6, the cash payment shall be equal to the fair market value on the Redemption Date of the securities, property and/or cash which the Designated Participant would have received upon such amalgamation, consolidation, combination or merger if the Designated Participant’s DSU was redeemed immediately prior to the effective date of such amalgamation, consolidation, combination or merger or take-over, as determined in good faith by the Board in its sole discretion and such determination shall be binding for all purposes of the Plan.

7.3	In the event of any other change affecting the Shares, such adjustment, if any, shall be made as may be deemed necessary or equitable by the Board in its sole discretion to properly reflect such event and such adjustment shall be binding for all purposes of the Plan.

Non-Employee Directors Deferred Unit Plan

8	REGULATORY APPROVAL

8.1	Notwithstanding any of the provisions contained in the Plan, the Designated Participant’s Acknowledgement or any term of a DSU, the Corporation’s obligations hereunder, including obligations to grant DSUs or otherwise make payments to a Designated Participant under Subsection 6.3 shall be subject to:

(a)	compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities, including without limitation, any stock exchange on which the Shares are listed (“Regulators”); and

(b)	receipt from the Designated Participant of such covenants, agreements, representations and undertakings, including as to future dealings in such DSUs, as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

If the Board determines that compliance with all applicable laws, regulations, rules, orders referenced above (including a consideration of tax law implications) require changes to the terms of a DSU, such change shall be determined in good faith by the Board in its sole discretion.

8.2	Notwithstanding any provisions in the Plan, the Designated Participant’s Acknowledgment or any term of a DSU, if any amendment, modification or termination to the provisions hereof or any DSU made pursuant hereto are required by any Regulator, a stock exchange or a market as a condition of approval to a distribution to the public of any Shares or to obtain or maintain a listing or quotation of any Shares, the Board is authorized to make such amendments as determined appropriate and in good faith by the Board (including consideration of tax law implications) and thereupon the terms of the Plan, the Designated Participant’s Acknowledgement and DSUs, shall be deemed to be amended accordingly without requiring the consent or agreement of any Designated Participant or holder of a DSU.

9	MISCELLANEOUS

9.1	The Plan does not confer upon any Designated Participant any right with respect to a continuation as a Non-Employee Director of the Corporation.

9.2	DSUs are not Shares or securities of any type and the grant of DSUs do not entitle a Designated Participant to any rights as a shareholder of the Corporation nor to any rights to Shares or any securities of the Corporation.

9.3	For greater certainty, the Corporation makes no representation or warranty as to the future value of any DSU granted in accordance with the provisions of the Plan.

9.4	The Corporation may withhold or require a Designated Participant, as a condition of redeeming a DSU to pay or reimburse any taxes, social security contributions and other source deductions which are required to be withheld by the Corporation under applicable law in connection with the redemption of the DSU. Under no circumstances shall the Corporation be responsible for the payment of any tax, social security contributions or any other source deductions on behalf of any Designated Participant or for providing any tax advice to the Designated Participant.

9.5	The Plan and DSUs are governed by the laws of the [Bailiwick of Jersey].

10	EFFECTIVE DATE, AMENDMENT AND TERMINATION

10.1	The Plan is effective as of June 15, 2023.

10.2	The Board may amend the Plan at any time.

Non-Employee Directors Deferred Unit Plan

10.3	The Board may suspend or terminate the Plan at any time. No action by the Board to terminate the Plan pursuant to this Section 10 shall affect any DSUs granted pursuant to the Plan prior to such action. Except as set out above, the Board may amend, modify or terminate any outstanding DSU, including, but not limited to, substituting another award of the same or of a different type or changing the date of redemption; provided, however that, the Designated Participant’s consent to such action shall be required unless the Board determines that the action, when taken with any related action, would not materially and adversely affect the Designated Participant or is specifically permitted hereunder.

10.4	Unless earlier terminated by the Board pursuant to Section 10.3 above, the Plan will expire on the tenth anniversary of its adoption by the Board.

Non-Employee Directors Deferred Unit Plan

SCHEDULE A: DESIGNATED PARTICIPANT’S ACKNOWLEDGEMENT

1.	Acknowledgment: The Designated Participant acknowledges having received a copy of the Deferred Share Unit Plan of Metals Acquisition Limited (the “Corporation”) as amended and/or restated from time to time (the “Plan”). By signing this acknowledgement (the “Acknowledgement”), the Designated Participant acknowledges and that he or she has read and understands the Plan and agrees that the terms therein (including any amendments since the date of grant) govern the grants hereunder.

2.	Grant: Subject to the terms and conditions of the Plan, the Corporation grants the Designated Participant the DSUs set out below on the terms and conditions set out below.

(a)	Name of Designated Participant:	[Full Name] (the “Designated Participant”)

(b)	Grant Date:

(c)	Number of DSUs:

(d)	Other Terms:	[insert other terms if applicable]

3.	Representations: The Designated Participant acknowledges that the Corporation makes no representation or warranty as to the future value of any DSU granted in accordance with the provisions of the Plan.

4.	Withholding Obligations: The Designated Participant acknowledges and agrees that the Corporation may withhold or require a Designated Participant, as a condition of redeeming a DSU to pay or reimburse any taxes, social security contributions and other source deductions which are required to be withheld by the Corporation under applicable law in connection with the redemption of the DSU. The Designated Participant acknowledges that under no circumstances shall the Corporation be responsible for the payment of any tax, social security contributions or any other source deductions on behalf of any Designated Participant.

5.	Tax Advice: The Designated Participant hereby acknowledges that the grant and redemption of DSUs may be subject to tax, under applicable federal, provincial, state or other laws of any jurisdiction, no representation has been made and he or she has not received any advice from Corporation as to tax or legal ramifications of the grant or redemption of DSUs hereunder and he or she has been advised to seek independent tax advice as he or she deems necessary.

6.	Consent to Use of Personal Information: The Designated Participant agrees that the Corporation may collect and use personal information for any purpose that is permitted by law to be made without the consent of the Designated Participant, or is required by law, or by the by- laws, rules, regulations or policies or any regulatory organization governing the Corporation and that the Corporation may further use or disclose such information for the following purposes:

(a)	to comply with securities and tax regulatory requirements;

(b)	to provide the Designated Participant with information; and

(c)	to otherwise administer the Plan.

Non-Employee Directors Deferred Unit Plan

7.	Compliance with Laws and Policies: The Designated Participant acknowledges and agrees that the undersigned will, at all times, act in strict compliance with any and all applicable laws and any policies of the Corporation applicable to the Designated Participant in connection with the Plan.

8.	Terms and Conditions: This Acknowledgement is subject to the terms and conditions set out in the Plan, and such terms and conditions are incorporated herein by this reference and agreed to by the Designated Participant. In the case of any inconsistency between this Acknowledgement and the Plan, the Plan shall govern. Unless otherwise indicated, all defined terms shall have the respective meanings attributed thereto in the Plan.

Effective as of:

Metals Acquisition Limited

Authorised Signatory

Acknowledged and Agreed to:

[Designated Participant]